                                                                 EXHIBIT 10.2.5

                      OPTIONS GRANTED TO BOARD OF DIRECTORS


                                                   NUMBER OF           EXERCISE
NAME                        GRANT DATE              OPTIONS              PRICE
Robert C. Hood           November 8, 2000            4,000               15.938
William J. Dawson        November 8, 2000            4,000               15.938
Ronald H. Zech           November 8, 2000            4,000               15.938